Fair Value Measurements (Tables)	9 Months Ended
Sep. 30, 2025
Fair Value Measurements [Abstract]
Schedule of Changes in the Estimated Fair Value of the Financial Instruments using Significant Level 3 Inputs

The following tables provide a summary of changes in the estimated fair value of the financial instruments using significant Level 3 inputs:

Balance - January 1, 2025	$-
Issuance of Bridge Package Contingent Warrants	1,485
Change in fair value of Bridge Package Contingent Warrants	(1,260)
Reclassification to permanent equity on June 6, 2025	(193)
Impact as a result of foreign exchange rates	(32)
Balance - September 30, 2025	$-

Schedule of Estimated the Fair Value of Bridge Package Contingent Warrants

The Company estimated the fair value of Bridge Package Contingent Warrants using the Black-Scholes option pricing model with the following inputs:

Warrants:
Expected term (in years)	3
Expected volatility	106% - 108%
Risk-free interest rate	3.89% - 4.01%
Expected dividend yield	0%